UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): May 2, 2022

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	1-12471	68-0232575
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 VESEY STREET, 24TH FLOOR NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2022, the Board of Directors (the “Board”) of The Arena Group Holdings, Inc., a Delaware corporation (formerly theMaven, Inc., the “Company”), approved an extension to the final expiration date of the preferred stock purchase rights (each, a “Right”) under that certain Rights Agreement dated as of May 4, 2021 between the Company and the Rights Agent (the “Original Rights Agreement”) for two (2) additional years.

On May 2, 2022, the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”) entered into that certain Amended and Restated Rights Agreement (the “Amended Rights Agreement”), which amends and restates the Original Rights Agreement. The Amended Rights Agreement (a) revises the Company’s name to reflect the corporate name change from theMaven, Inc. to The Arena Group Holdings, Inc., and (b) extends the expiration date in the Amended Rights Agreement to the earliest of (i) the close of business on May 3, 2024 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of the stockholders succeeding such extension, (ii) the time at which the Rights are redeemed pursuant to the Amended Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Amended Rights Agreement and (iv) the time at which the Rights are terminated upon the occurrence of certain transactions.

The foregoing description of the terms of the Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Rights Agreement, which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amended and Restated Rights Agreement, dated as of May 2, 2022, between The Arena Group Holdings, Inc., formerly theMaven, Inc., and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights to Purchase Preferred Shares attached thereto as Exhibit B
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2022	THE ARENA GROUP HOLDINGS, INC.

	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer